UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 6, 2007
THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other
jurisdiction of
incorporation or
organization)

1-07151 (Commission File Number)	31-0595760 (I.R.S. Employer Identification No.)
1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)
(510) 271-7000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)
☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
     On August 6, 2007, The Clorox Company (“Clorox”) issued a press release announcing that it intends to commence open-market share repurchases consistent with its share repurchase programs and is evaluating other share repurchase alternatives. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01      Financial Statements and Exhibits
     (c)      Exhibits

Exhibit	Description
99.1	Press Release dated August 6, 2007 of The Clorox Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CLOROX COMPANY
Date: August 6, 2007	By:	/s/ Laura Stein
Senior Vice President —
General Counsel

THE CLOROX COMPANY
FORM 8-K
INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated August 6, 2007 of The Clorox Company